STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Clayton C. Daley, Jr., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Procter & Gamble Company, and, except as corrected or supplemented in a subsequent covered report:

         * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report; and
         * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report.

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         * the Annual Report on Form 10-K of The Procter & Gamble Company filed with the Commission on September 12, 2002;
         * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Procter & Gamble Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
         * any amendments to any of the foregoing.


         /S/CLAYTON C. DALEY, JR.
------------------------------------
Clayton C. Daley, Jr.
September 12, 2002



STATE OF OHIO                           )
                                        )  ss:
COUNTY OF HAMILTON                      )

Before me, a Notary Public in and for the State of Ohio, personally appeared the above named Clayton C. Daley, Jr. who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

Dated    9-12-02
       -------------------------



                                               /S/SUSAN M. RUHE
                                              ----------------------------------
                                              Notary Public, State of Ohio
                                              My Commission Expires:

[NOTARIAL SEAL]

SUSAN M. RUHE
Notary Public, State of Ohio
My Commission Expires 12-13-05